UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 2, 2008

YRC Worldwide Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue, Overland Park, Kansas 66211

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (913) 696-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

YRC Worldwide Inc. announced that it expects to incur non-cash impairment charges during the fourth quarter of 2007 relating to prior acquisitions in the pre-tax range of $700 to $800 million ($650 to $750 million after taxes).

A copy of the news release announcing the expected impairment charges is attached to this Form 8-K as

Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated January 2, 2008

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “will,” “expects” and similar expressions are intended to identify forward-looking statements. The company’s expectations regarding the range of the impairment charges are only its expectations regarding the size of these charges. The company, along with its third-party appraisal firm, is finalizing the valuations of the company’s assets underlying these charges. Depending on the results of the appraisals, the size of these charges that the company will record could vary from the estimated range disclosed in this Form 8-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YRC WORLDWIDE INC.

Date: January 2, 2008	By:	/S/ DANIEL J. CHURAY
Daniel J. Churay
Executive Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 2, 2008

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